UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

Blue Earth, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-148346 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV 89052

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (702) 263-1808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY PARAGRAPH

This Amendment No. 1 to Form 8-K originally filed on July 15, 2013 (the “Original 8-K”), is being filed by Blue Earth, Inc. (the “Company”) to present the financial statements and unaudited pro forma financial information of IPS Power Engineering Inc. (“IPS”) and Global Renewable Energy Group, Inc. (“GREG”) as required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01  Financial Statements and Exhibits

(a)

Financial statements of business acquired.

The financial statements of IPS and GREG, the business acquired, as required by the 71st day from the July 19, 2013 due date of this report.

(b)

Pro Forma financial information.

The pro forma financial information of IPS and GREG as required by the 71st day from the July 19, 2013 due date of this report.

(d)

Exhibits.

Listed below are all exhibits to this Current Report of Form 8-K

Exhibit Number	Description
99.1	Financial Statements of IPS for the twelve month period ending December 31, 2012
99.2	Interim Financial Statements of GREG from inception (February 21, 2013 through June 30, 2013.
99.3	Interim Financial Statements of IPS for the six months period ended June 30, 2013.
99.4	Pro Forma Financial Information for IPS and GREG.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2013	Blue Earth, Inc.

	By:	/s/ Johnny R. Thomas
Name: Johnny R. Thomas
Title: CEO

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